Form 8-K/A
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                          AMENDMENT TO APPLICATION OR REPORT
                    Filed Pursuant to Section 12, 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934

                          United Dominion Realty Trust, Inc.
               (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 2

The undersigned registrant hereby amends its Current Report on Form 8-K dated December 22, 1993 by adding the Historical Summary of Revenues and Certain Rental Expenses, the Estimates of Net Income and Funds Generated and the Pro Forma Condensed Financial Statements (Unaudited) and the Notes thereto, as set forth on the pages attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Real Estate properties Acquired
     (b)  Pro Forma Financial Information
     (c)  Exhibits
          (24) Consents of experts

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          UNITED DOMINION REALTY TRUST, INC.
                                          (Registrant)
                                         /s/ Jerry A. Davis
                                         Jerry A. Davis
                                         Vice President
                                         Corporate Controller


Date:  February 18, 1994






                           INDEPENDENT AUDITORS' REPORT


United Dominion Realty Trust, Inc.
Richmond, Virginia

We have audited the accompanying statement of rental operations (as defined in Note 2) of The Village at Old Tampa Bay Apartments for the year ended December 31, 1992. This financial statement is the responsibility of the management of The Village at Old Tampa Bay Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Cur-rent Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in
Note 4, and is not intended to be a complete presentation of The Village at Old Tampa Bay Apartments' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in
Note 2, of The Village at Old Tampa Bay Apartments for the year ended December 31, 1992 in conformity with generally accepted accounting principles.



                                       /s/ AHEARN, JASCO + COMPANY
                                       ______________________________________
                                       AHEARN, JASCO + COMPANY
                                       Certified Public Accountants

Pompano Beach, Florida
January 11, 1994





                      THE VILLAGE AT OLD TAMPA BAY APARTMENTS
                          STATEMENT OF RENTAL OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31,  1992


    REVENUES FROM RENTAL PROPERTY                            $ 1,744,377


    RENTAL PROPERTY EXPENSES:
       Real estate taxes                                         234,749
       Repairs and maintenance                                   414,854
       Utilities                                                 230,579
       Property management fees                                   65,402
       Other operating expenses                                  253,919

              TOTAL RENTAL PROPERTY EXPENSES                   1,199,503

              INCOME FROM RENTAL OPERATIONS                  $   544,874

       The accompanying notes should be read with this financial statement.





                     THE VILLAGE AT OLD TAMPA BAY APARTMENTS
                   NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1992



NOTE 1 - BASIS OF PRESENTATION

        The Village at Old Tampa Bay Apartments (the Property) consists of a 408 unit residential rental apartment complex located in Oldmar, Florida (Tampa), together with the existing leases. The assets that comprise the Property have been held as an investment of Old Tampa Village, Inc., a Florida general corporation (the Owner), throughout the year ended December 31, 1992. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Revenue and Expense Recognition
        The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

   Repairs and Maintenance
        Repairs and maintenance costs are expensed as incurred, while signifi-cant improvements, renovations and replacements are capitalized.



NOTE 3 - MANAGEMENT FEES

        A management company operates, leases, and manages the apartment complex under a management agreement. The agreement shall remain in effect until terminated by either party. The management fee consists of 4% of gross re-ceipts (excluding tenant security deposits and interest income). Total management fees paid to the management company were $65,402 for the year ended December 31, 1992.



NOTE 4 - SALE OF PROPERTY

        The property was sold to United Dominion Realty Trust, Inc. on December 8, 1993. This statement of rental operations has been prepared to be in-cluded in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.






                         Independent Auditors' Report


To the Owners of
Peppertree Apartments





We have audited the accompanying statement of rental operations (as defined in Note 2) of Peppertree Apartments for the year ended December 31, 1992. This financial statement is the responsibility of the management of Peppertree Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Peppertree Apartments revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Peppertree Apartments for the year ended
December 31, 1992, in conformity with generally accepted accounting principles.

/s/ L.P. Martin & Company, P.C.

January 25, 1994



                       PEPPERTREE APARTMENTS
                   STATEMENT OF RENTAL OPERATIONS
                   YEAR ENDED DECEMBER 31, 1992
                           (See Note 2)


REVENUES FROM RENTAL PROPERTY                $1,475,925

RENTAL PROPERTY EXPENSES:

                Real Estate Taxes               119,531

                Repairs and Maintenance         260,076

                Utilities                        70,587

                Property Management
                  Fees (Note 3)                  67,175

                Other Operating Expenses        206,920

TOTAL RENTAL PROPERTY EXPENSES                  724,289

INCOME FROM RENTAL OPERATIONS                  $751,636


The accompanying notes are an integral part of this statement.




                        PEPPERTREE APARTMENTS
            NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                   YEAR ENDED DECEMBER 31, 1992



NOTE 1 - BASIS OF PRESENTATION

Peppertree Apartments (The Property) consists of a 292 unit garden style and townhouse residential apartment community located in Charlotte, North Carolina, together with the existing leases. The assets that comprise the Property have been held as an investment of The Prudential Insurance Company of

America, a New Jersey corporation (the owner), throughout the year ended December 31, 1992. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.



Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Insignia
Management Group. Fees for such services were 4.5% of gross receipts from operations, as defined in the property management agreement.



NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on
December 14, 1993. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.






                       Independent Auditors' Report


To the Owners of
Beechwood Apartments

We have audited the accompanying statement of rental operations (as defined in Note 2) of Beechwood Apartments for the year ended December 31, 1992. This financial statement is the responsibility of the management of Beechwood Apartments. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Beechwood Apartments revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the income and operating expenses, as described in Note 2, of Beechwood Apartments for the year ended
December 31, 1992, in conformity with generally accepted accounting principles.

/s/ L.P. Martin & Company, P.C.

January 27, 1994


                            BEECHWOOD APARTMENTS
                       STATEMENT OF RENTAL OPERATIONS
                        YEAR ENDED DECEMBER 31, 1992
                                (See Note 2)



REVENUES FROM RENTAL PROPERTY   $             1,144,195

RENTAL PROPERTY EXPENSES:

                Real Estate Taxes                96,837

                Repairs and Maintenance         116,543

                Utilities                        39,203

                Property Management Fees
                 (Note 3)                        52,101

                Other Operating Expenses        173,822

TOTAL RENTAL PROPERTY EXPENSES                  478,506

INCOME FROM RENTAL OPERATIONS                $  665,689


The accompanying notes are an integral part of this statement.




                                BEECHWOOD APARTMENTS
                    NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                           YEAR ENDED DECEMBER 31, 1992




NOTE 1 - BASIS OF PRESENTATION

Beechwood Apartments (The Property) consists of a 208 unit garden style residential apartment community located in Greensboro, North Carolina, together with the existing leases. The assets that comprise the Property were held as an investment of Wellsford Residential Property Trust, a Maryland real estate trust (the owner), as of December 31, 1992. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition

The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and asset management fees are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.


Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Anterra
Management Corporation. Fees for such services were 4.5% of gross receipts from operations, as defined in the property management agreement.


NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on
December 22, 1993. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.






                          UNITED DOMINION REALTY TRUST, INC.

                             CERTAIN PROPERTIES ACQUIRED
               COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31, 1992




          Rental income                                          $4,364,497
          Rental expenses (excluding depreciation):
               Utilities                          $340,369
               Repairs and maintenance             791,473
               Real estate taxes                   451,117
               Property management                 184,678
               Other rental expenses               634,661        2,402,298
          Excess of revenues over certain rental expenses        $1,962,199










                             CERTAIN PROPERTIES ACQUIRED
               COMBINED SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1993




          Rental income                                          $3,414,524
          Rental expenses (excluding depreciation):
               Utilities                          $263,822
               Repairs                             586,023
               Real estate taxes                   350,524
               Property management                 141,272
               Other rental expenses               533,848        1,875,489
          Excess of revenues over certain rental expenses        $1,539,035







                NOTES TO COMBINED SUMMARY OF REVENUES
                      AND CERTAIN RENTAL EXPENSES



     The combined summaries of revenues and certain rental expenses reflect the combined operations of The Village at Old Tampa Bay Apartments, Peppertree Apartments and Beechwood Apartments (the "properties") for the year ended December 31, 1992 based upon the audited combined statements of rental operations of the properties appearing elsewhere herein and for the nine month period ended September 30, 1993 based upon the unaudited combined statements of rental operations of the properties. During 1992 and a portion of 1993, the properties were owned and operated by entities other than United Dominion Realty Trust, Inc. (the "Trust").

          The summary has been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

          In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.







                  UNITED DOMINION REALTY TRUST, INC.
         PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


          The following balance sheet at September 30, 1993 gives effect to the acquisition by the Trust of three apartment complexes purchased between December 8, 1993 and December
     22,  1993.   The  Village at  Old  Tampa Bay  Apartments, in
     Oldsmar,  Florida, was  purchased  from  Old Tampa  Village,
     Inc.,   an  affiliate   of  Citicorp  North   America,  Inc.
     Peppertree Apartments, in Charlotte, North Carolina, was purchased from the Prudential Insurance Company of America. Beechwood Apartments, in Greensboro, North Carolina, was purchased from Wellsford Residential Property Trust, a Maryland Real Estate Investment Trust.

          The pro forma condensed statements of operations for the year ended December 31, 1992 and the nine months ended September 30, 1993 assume the acquisition of these three properties as if they had occurred on January 1, 1992.

          The pro forma condensed statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisitions been completed on the dates indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1992 (included in the Trust's Form 10-K for the year ended December 31, 1992) and the unaudited financial statements as of September 30, 1993 and for the nine months then ended (included in the Trust's Form 10-Q for the periods ended September 30, 1993) and the accompanying notes.








                                UNITED DOMINION REALTY TRUST, INC.
                               PRO FORMA BALANCE SHEET (UNAUDITED)
                                         SEPTEMBER 30, 1993
                               (In thousands, except share data)


                                                  PRO FORMA
                                 HISTORICAL     ADJUSTMENTS(1)  PRO FORMA
ASSETS

Real estate owned, at cost:
  Apartments                     $458,320        $29,248        $487,568
  Shopping centers                 74,494                         74,494
  Office and industrial buildings   4,581                          4,581
                                  537,395         29,248         566,643
  Less accumulated depreciation    86,116                         86,116
                                  451,279         29,248         480,527

Cash and cash equivalents          21,498                         21,498
Other assets                        9,282                          9,282

                                 $482,059        $29,248        $511,307

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable            $73,046       $        -       $73,046
Notes payable                     127,966         29,248         157,214
Accounts payable, accrued expenses
  and other liabilities            10,442                         10,442
Distributions payable to
 shareholders                       7,260                          7,260

                                  218,714         29,248         247,962

Shareholders' equity:
  Common stock, $1 par value
    60,000,000 shares authorized,
    41,466,891 shares issued and
    outstanding                    41,467                         41,467
  Additional paid-in capital      300,343                        300,343
  Notes receivable from officer
   shareholders                    (2,538)                        (2,538)
  Distributions in excess of net
   income                         (75,927)                       (75,927)
Total shareholders' equity        263,345                        263,345

                                 $482,059        $29,248        $511,307


                                    UNITED DOMINION REALTY TRUST, INC.
                        PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                                    TWELVE MONTHS ENDED DECEMBER 31, 1992
                                (In thousands, except per share data)


                                              PREVIOUS
                                              PRO FORMA        PRO FORMA
                              HISTORICAL     ADJUSTMENTS(2)   ADJUSTMENTS       PRO FORMA
Income

Property operations:
  Rental revenues              $63,202         $9,226(3)       $4,364(3)        $76,792
  Operating expenses            26,503          4,660(3)        2,402(3)         33,565
  Depreciation expense          15,732          1,210(6)          791(6)         17,733

Income from property
 operations                     20,967          3,356           1,171            25,494
Interest income                  1,402           (607)(4)                           795
                                22,369          2,749           1,171            26,289
Expenses

Interest                        11,697          1,103(5)        1,042(5)         13,842
General and administrative       2,231                                            2,231
Other depreciation and
 amortization                      300                                              300

                                14,228          1,103           1,042            16,373

Income before gains on sales of
  investments and
  extraordinary items            8,141          1,646             129             9,916

Provision for possible
 investment losses              (1,564)                                          (1,564)

Income before extraordinary
 item                            6,577          1,646             129             8,352

Extraordinary item-early
  extinguishment of debt          (242)                                            (242)

Net income                      $6,335         $1,646            $129            $8,110
Earnings per share              $  .18                                           $  .23
Average shares outstanding      34,604                                           34,604

Adjustments to determine funds
    from operations:
  Net income                    $6,335         $1,646            $129            $8,110
  Depreciation and
    amortizatio                 16,032          1,210             791            18,033
  Provision for possible
   investment losses             1,564              -               -             1,564
  Other                            254              -               -               254
Funds from operations *        $24,185         $2,856            $920           $27,961


* Funds from operations is defined as income before gains (losses) on investments and extraordinary items adjusted for certain non-cash items, primarily real estate depreciation. The Trust considers funds from operations in evaluating property acquisitions and its operating performance and believes that funds from operations should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Trust's operating performance and liquidity.




















                                    UNITED DOMINION REALTY TRUST, INC.
                              PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                        NINE MONTHS ENDED SEPTEMBER 30, 1993
                                (In thousands, except per share data)

                                               PREVIOUS
                                               PRO FORMA        PRO FORMA
                              HISTORICAL     ADJUSTMENTS (2)   ADJUSTMENTS       PRO FORMA
Income
Property operations:
  Rental revenues              $64,601         $3,621(3)          $3,415(3)        $71,637
  Operating expenses            27,147          1,923(3)           1,875(3)         30,945
  Depreciation expense          14,436            515(6)             594(6)         15,545

Income from property
 operations                     23,018          1,183                946            25,147
Interest income                    497           (438)(4)                               59

                                23,515            745                946            25,206
Expenses

Interest                        12,681            221(5)             779(5)         13,681
General and administrative       2,566                                               2,566
Other depreciation and
 amortization                      406                                                 406
                                15,653            221                779            16,653

Income before gains (losses) on
 investments and extraordinary
 item                            7,862            524                167             8,553

Loss on sale of investment         (89)             -                  -               (89)

Net income                      $7,773           $524               $167            $8,464
Earnings per share              $  .21                                              $  .23
Average shares outstanding      37,080                                              37,080

Adjustments to determine funds
    from operations:
Net income                      $7,773           $524               $167            $8,464
Depreciation and amortization   14,851            515                594            15,960
Loss on sale of investment          89              -                  -                89
Funds from operations *        $22,713         $1,039               $761           $24,513



* Funds from operations is defined as income before gains (losses) on investments and extraordinary items adjusted for certain non-cash items, primarily real estate depreciation. The Trust considers funds from operations in evaluating property acquisitions and its operating performance and believes that funds from operations should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Trust's operating performance and liquidity.




                  UNITED DOMINION REALTY TRUST, INC.

     NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

     1. To record the purchase of The Village at Old Tampa Bay Apartments, Peppertree Apartments and Beechwood Apartments (the "properties"), all acquired after September 30, 1993, assuming that the three acquistions were financed with unsecured bank borrowings.

     2. Amounts appearing under the columns entitled "Previous Pro Forma Adjustments" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Trust on Forms 8-K/A dated July 29, 1993 and December 2, 1993.

     3. To record historical results of the properties for the year ended December 31, 1992 and the nine months ended
          September 30, 1993 as if the properties had been owned throughout each period presented.

     4.   To  reduce assumed  interest  income on  funds used  to
          acquire the properties at  assumed interest rates equal
          to  market  rates   in  effect  at  the  time  of  each
          respective acquisition.

     5. To record interest expense on bank debt used to finance the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

     6. To record depreciation based upon the allocation of the purchase price depreciated over estimated useful lives between 15 and 35 years using the straight line method.






                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
United Dominion Realty Trust, Inc.

We consent to the incorporation by reference in the previously filed Registra-tion Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated January 11, 1994, with respect to the statement of rental operations of The Village at Old Tampa Bay Apartments for the year ended December 31, 1992, included in this Form 8-K/A, Amendment to Application on Report on Form 8-K.


                                   /s/ AHEARN, JASCO + COMPANY
                                   ____________________________________
                                   AHEARN, JASCO + COMPANY
                                   Certified Public Accountants

February 3, 1994



                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
United Dominion Realty Trust, Inc.:





We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated January 25, 1994, with respect to the statement of rental operations of Peppertree Apartments for the year ended December 31, 1992, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 22, 1993.

/s/ L.P. Martin & Company, P.C.

February 18, 1994







                      CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated January 27, 1994, with respect to the statement of rental operations of Beechwood Apartments for the year ended December 31, 1992, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated December 22, 1993.

/s/ L.P. Martin & Company, P.C.

February 18, 1994